UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 25, 2007
INTERWOVEN, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27389 (Commission File Number)	77-0523543 (IRS Employer Identification No.)

160 East Tasman Drive, San Jose, CA (Address of principal executive offices)		95134 (Zip code)
Registrant’s telephone number, including area code: (408) 774-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On October 25, 2007, Interwoven, Inc. issued a press release announcing its selected consolidated financial results for the three and nine months ended September 30, 2007. A copy of the press release is furnished herewith as Exhibit 99.1.
     The information contained in this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Section 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit is not incorporated by reference into any filing of Interwoven, Inc., whether made before or after the date hereof and irrespective of any general incorporation language in the filing, unless expressly incorporated by specific reference to such filing.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 25, 2007*

*	This exhibit is furnished with this Current Report on Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Section 11 and 12(a)(2) of the Securities Act of 1933, as amended, and is not incorporated by reference into any filing of Interwoven, Inc., whether made before or after the date hereof and irrespective of any general incorporation language in the filing, unless expressly incorporated by specific reference to such filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERWOVEN, INC.
October 25, 2007	By:	/s/ JOHN E. CALONICO, JR.
John E. Calonico, Jr.
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
99.1	Press release dated October 25, 2007.*

*	This exhibit is furnished with this Current Report on Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Section 11 and 12(a)(2) of the Securities Act of 1933, as amended,, and is not incorporated by reference into any filing of Interwoven, Inc., whether made before or after the date hereof and irrespective of any general incorporation language in the filing, unless expressly incorporated by specific reference to such filing.